                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                 Date of Report
                 (Date of earliest
                 event reported):        May 21, 2004
                                         ------------


                               Badger Meter, Inc.
                                  on behalf of
             Badger Meter Employee Savings and Stock Ownership Plan
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                   1-6706                           39-0143280
---------------           -----------------                 ------------------
(State or other           (Commission File                    (IRS Employer
jurisdiction of                Number)                      Identification No.)
incorporation)


               4545 W. Brown Deer Road, Milwaukee, Wisconsin 53223
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 355-0400
                         -------------------------------
                         (Registrant's telephone number)



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Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

         (a) Previous Independent Auditors for Savings and Stock Ownership Plan.
             ------------------------------------------------------------------

             On May 21, 2004, the Audit and Compliance Committee (the "Committee") that administers the Badger Meter Employee Savings and Stock Ownership Plan (the "Plan") dismissed Ernst & Young LLP from its appointment as independent auditors for the Plan effective immediately. Ernst & Young LLP will continue to act as independent auditors for Badger Meter, Inc., a Wisconsin corporation (the "Company").

             The audit reports issued by Ernst & Young LLP on the financial statements of the Plan for each of the fiscal years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             In connection with Ernst & Young LLP's audits for the fiscal years ended December 31, 2002 and 2001 and through May 21, 2004, the Plan has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the Plan's financial statements for such years; nor were there any reportable events as defined in Item 340(a)(1)(v) of Regulation S-K.

             The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.2 to this Current Report on Form 8-K/A is a copy of Ernst & Young LLP's letter, dated June 4, 2004, stating its agreement with such disclosure.

         (b) New Independent Auditors for Savings and Stock Ownership Plan.
             -------------------------------------------------------------

             As of May 21, 2004, the Committee has engaged Wipfli LLP as independent auditors for the Plan. The engagement of Wipfli LLP to audit the Plan's financial statements was approved by the Committee and the engagement relates only to the audit of the Plan's financial statements. During the two most recent fiscal years and through May 21, 2004, neither the Plan nor the Company have consulted with Wipfli LLP regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.





                                      -2-
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.  The following exhibits are filed herewith:
                  --------

                  16.1     Letter from Ernst & Young LLP to the
                           Securities and Exchange Commission dated May
                           26, 2004. *

                  16.2     Letter from Ernst & Young LLP to the
                           Securities and Exchange Commission dated
                           June 4, 2004.

                  *Previously filed on Form 8-K on May 27, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BADGER METER, INC.



Dated:  June 4, 2004                  By /s/  Richard A. Meeusen
                                         -----------------------
                                         Richard A. Meeusen
                                         Chairman, President and Chief
                                         Executive Officer



                                      By /s/  Richard E. Johnson
                                         -----------------------
                                         Richard E. Johnson
                                         Senior Vice President - Finance, Chief
                                         Financial Officer and Treasurer



                                      By /s/  Beverly L.P. Smiley
                                         ------------------------
                                         Beverly L.P. Smiley
                                         Vice President - Controller






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                  Exhibit Index to Current Report on Form 8-K/A


Exhibit
Number        Description
-------       -----------

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 26, 2004. *

16.2 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 4, 2004.

*Previously filed on Form 8-K on May 27, 2004.